freshpet

pets. people. planet.

Q2 2021 Earnings Call

August 2, 2021



Forward Looking Statements & Non-GAAP Measures

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking" statements, which include any statements related to the novel coronavirus ("COVID-19"), the Freshpet Kitchens Expansion, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales, Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, plant start-up expense, non-cash share-based compensation, launch expense, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment and COVID-19 expenses.

Forward Looking Statements & Non-GAAP Measures (cont.)

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, plant start-up expense, COVID-19 expenses and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, launch expense, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system and COVID-19 expenses.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures present the Company's guidance for fiscal year 2021. The Company does not provide guidance for the most directly comparable GAAP measure and similarly cannot provide a reconciliation to such measure without unreasonable effort due to the unavailability of reliable estimates for certain components of net income and the respective reconciliations, including the timing of and amount of costs of goods sold and selling, general and administrative expenses. These items are not within the Company's control and may vary greatly between periods and could significantly impact future financial results.

freshpet

Nourishing Pets, People and Planet

Freshpet strengthens the bond between people and our pets so that we both live longer, healthier and happier lives -- while being kind to the planet



freshpet®

Q2 2021 Results

Q2 2021: Strong growth in Net Sales; Inflation & temporary inefficiencies hurt Adj. EBITDA



Net Sales
Freshpet Net Sales & Adj. EBITDA Performance
Adj. EBITDA
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$80.0
+33%
$11.2
+839%
$108.6
+36%
$10.9
-3%
Q2 2020
$0.2
Q2 2021
($7.5)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

We successfully re-filled ~$8 million of trade inventory


Q2 2021 Net Sales Bridge
37%
-11%
10%
36%
Consumption Growth
Trade Inventory Adjustments YA
Trade Inventory Re-fill
Net Sales Growth

Production is running well ahead of YA with more capacity coming on-stream in Q3



2021 vs. 2020 Production Performance Comparison
Rolling 7-Day Average Pounds Produced
April 1 – August 1 production = 497k lbs/calendar day
Thousands
600
500
400
300
200
100
0
+40%
Winter storms
Easter Holiday
4th of July Holiday & 3 Day Maintenance Shutdown
Memorial Day Holiday
Avg. production 4/1/20 – 12/31/20 = 354k lbs/calendar day
1/1/21
2/1/21
3/1/21
4/1/21
5/1/21
6/1/21
7/1/21
8/1/21
9/1/21
10/1/21
11/1/21
12/1/21
Rolling 7 Day Average - 2020
Rolling 7 Day Average - 2021

YTD 2021: Strong growth with cost challenges


Net Sales
Freshpet Net Sales & Adj. EBITDA Performance
Adj. EBITDA
$220.0
$170.0
$120.0
$70.0
$20.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$150.1
+31%
$16.9
+323%
$202.0
+35%
$18.6
+10%
FY 2020
FY 2021
($3.4)
($18.4)
Net Sales ($ millions)
Adj. EBITDA ($ millions)
Net Income (Loss) ($ millions)

Adj. Gross Margin impacted by inflation and temporary operating inefficiencies



Q2 2021 Adj. Gross Margin Progress
49.1%
46.1%
Q2 2020
Q2 2021



YTD Adj. Gross Margin Progress
49.3%
46.4%
2020
2021

Q2 2020	Q2 2021	2020	2021
42.4%	39.7%	43.8%	39.3%

Gross Margin (GAAP)

Adj. SG&A leverage



Adj. SG&A Leverage
Q2 2021
35.1%
36.1%
Media:
13.0%
Media:
12.9%
22.1%
23.3%
Q2 2020
Q2 2021
Adj. SG&A % Excluding Media
Total Adj. SG&A %



YTD 2021 Adj. SG&A Leverage
38.0%
37.2%
Media:
14.8%
Media:
12.6%
23.2%
24.6%
FY 2020
FY 2021
Adj. SG&A % Excluding Media
Total Adj. SG&A %

42.1% 45.6% 45.6% 47.3%

SG&A (GAAP)

As we rebuild inventory, fill rates go up and freight costs go down


Net Inventory vs. Fill Rate
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Fill Rate
R² = 0.748
150
170
190
210
230
250
270
290
310
Cases in Inventory (Thousands)
Actual
Trend Line


Freight Cost/Pound vs Fill Rate
Cost/lb.
R² = 0.897
50%
55%
60%
65%
70%
75%
80%
85%
90%
Fill Rate

Market Data

Consumption growth vs. YA projected to accelerate through 2H21



Nielsen Mega-Channel Consumption
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
Winter Storm Uri
projected
+30%
+49%
+34%
+~20% (est)
+>35% (est)
Capacity constrained and out-of-stocks
Mega Channel 2021
Mega Channel 2020

Nielsen Mega-Channel consumption vs. YA:

- Latest 4 weeks: +19%
- Q2: +37%
- Q3 to date: +19%
- YTD: +28%

Source: Nielsen Mega-Channel Data thru 7/24/21

Continued strong velocity gains



Freshpet Velocity
$ / $MM ACV
COVID Crisis
900
850
800
750
700
650
600
550
500
450
400
507
514
535
549
557
560
568
575
572
573
584
587
582
561
576
596
702
528
576
630
701
738
748
743
747
757
745
739
732
754
783
805
816
830
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21

Source: Nielsen Mega-Channel Data thru 7/17/21

$ / $ MM ACV = Nielsen Measured Mega-Channel sales / retail availability as measured in $MM of All Commodity Volume (ACV)

Out-of-stocks constrained growth in Q2; continued strength in pet specialty


Latest 13 Week Nielsen Consumption Growth
37%
32%
34%
57%
Mega-Channel
XAOC
Food
Big Box Pet

Source: Nielsen consumption data thru 6/26/21

Building meaningful share of the category


Freshpet $ Share of Wet & Dry Dog
11.4
6.2
5.1
2.6
11.2
6.1
5.0
2.5
10.7
5.7
4.8
2.6
10.5
5.8
4.8
2.5
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore

Source: Nielsen Mega-Channel Data thru 7/17/21

Consistent 2-year stacked growth poised to accelerate in 2H21 with increased advertising investment


Nielsen Mega-Channel Consumption Growth
(2 Year Stacked)
2020
2021

Source: Nielsen Mega-Channel Data thru 7/24/21

On a total brand basis, Freshpet now rivals the leading brands in the grocery channel



Total Wet & Dry Dog Food Brands Dollar Sales: US Food
(Latest 13wks thru 7/17/21 -- $M)
Blue Buffalo Total Dog Food $72,958
Freshpet Total RFG $72,385
Pedigree Total Dog Food $71,468
Purina ONE Total Dog Food $64,302
Beneful Total Dog Food $53,485
Cesar Total Dog Food $48,071
Private Label Total Dog Food $44,813
Rachael Ray Total Dog Food $40,759
IAMS Total Dog Food $32,103
Purina Dog Chow Total Dog Food $25,567
Purina True Instinct Total Dog Food $20,176
Alpo Total Dog Food $14,831
Kibble N Bits Total Dog Food $14,796
Nature's Recipe Total Dog Food $11,010
Purina Moist & Meaty Total Dog Food $6,387

Source: Nielsen US Food (Grocery) Data thru 7/17/21

Freshpet velocity leads the category in grocery


Total Wet & Dry Dog Food Brands Dollar Velocity: US Food
(Latest 13wks $/%ACV thru 7/17/21 -- $M)
Blue Buffalo Total Dog Food
$933
Freshpet Total RFG
$1,108
Pedigree Total Dog Food
$764
Purina ONE Total Dog Food
$722
Beneful Total Dog Food
$574
Cesar Total Dog Food
$521
Private Label Total Dog Food
$517
Rachael Ray Total Dog Food
$481
IAMS Total Dog Food
$393
Purina Dog Chow Total Dog Food
$291
Purina True Instinct Total Dog Food
$248
Alpo Total Dog Food
$215
Kibble N Bits Total Dog Food
$190
Nature's Recipe Total Dog Food
$174
Purina Moist & Meaty Total Dog Food
$84

Source: Nielsen US Food (Grocery) Data thru 7/17/21

Retailers paying attention: Freshpet is #1 brand in US Food

Larger Dollar Sales Than All Dry Dog Food Brands in US Food (Grocery)



Freshpet & Dry Dog Food Brands Consumption
Brands > $20MM Annual Sales
(US Food: Latest 52Weeks)
Millions
$300
$250
$200
$150
$100
$50
$0
Freshpet Total RFG
Purina ONE Dry Dog Food
Blue Buffalo Dry Dog Food
Cesar Wet Dog Food
Rachael Ray Dry Dog Food
Pedigree Dry Dog Food
Beneful Dry Dog Food
Pedigree Wet Dog Food
Private Label Dry Dog Food
IAMS Dry Dog Food
Blue Buffalo Wet Dog Food
Purina Dog Chow Dry Dog Food
Beneful Wet Dog Food
Kibble N Bits Dry Dog Food
Private Label Wet Dog Food
Purina True Instinct Dry Dog Food
Alpo Dry Dog Food
Nature's Recipe Dry Dog Food
Purina ONE Wet Dog Food
Rachael Ray Wet Dog Food
Purina Moist & Meaty Dry Dog Food
Purina True Instinct Wet Dog Food
Nutro Dry Dog Food
Purina Puppy Chow Dry Dog Food
Purina Dog Chow Wet Dog Food

Source: Nielsen US Food (Grocery) Data thru 7/17/21

Retailers paying attention: Freshpet is fastest growing brand


Largest Dollar Growth in Wet & Dry Dog Food
Wet & Dry Dog Food Consumption Growth
Brands with >$10MM Dollar Change
(Nielsen Mega-Channel: Latest 52wks)
Millions
$150
$100
$50
$-
$(50)
$(100)
Freshpet Total RFG
Pedigree Wet Dog Food
Purina Pro-Plan Dry Dog Food
Cesar Wet Dog Food
Hills Dry Dog Food
Private Label Wet Dog Food
Blue Buffalo Wet Dog Food
Blue Buffalo Dry Dog Food
Purina ONE Dry Dog Food
Purina Dog Chow Wet Dog Food
Purina ONE Wet Dog Food
Royal Canin Dry Dog Food
Purina True Instinct Wet Dog Food
Purina True Instinct Dry Dog Food
Beneful Wet Dog Food
Orijen Dry Dog Food
Hills Wet Dog Food
Acana Dry Dog Food
Natural Balance Dry Dog Food
Nature's Recipe Dry Dog Food
IAMS Dry Dog Food
Kibble N Bits Dry Dog Food
Purina Mighty Dog Wet Dog Food
Purina Dog Chow Dry Dog Food
Alpo Dry Dog Food
Nutro Dry Dog Food
Pedigree Dry Dog Food
Rachael Ray Dry Dog Food
Beneful Dry Dog Food
Private Label Dry Dog Food

Source: Nielsen Mega-Channel Data thru 7/17/21

Category growth skews towards premium items


Growth by Value Segment
Latest 13 weeks dollar sales vs. YA
Ultra Premium Wet + Dry + Refrigerated
22.0
Super Premium Wet + Dry
21.2
Premium Wet + Dry Dog Food
9.2
-23.4
Value Wet + Dry
Private Label Wet + Dry
7.4


Value Segment Size
Latest 13wk Dollar Share
Private Label Wet + Dry 11%
Value Wet + Dry 5%
Ultra Premium Wet + Dry + Refrigerated 32%
Premium Wet + Dry Dog Food 32%
Super Premium Wet + Dry 20%

Source: Nielsen Mega-Channel Data thru 7/17/21

Despite out-of-stocks, store count continued to grow


Freshpet Store Count
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,155
2014
2015
2016
2017
2018
2019
2020
Q2 2021

Source: Internal data for the period ending 6/25/21

Distribution growth continues despite capacity limits



Freshpet % ACV
COVID Crisis
58.0
56.0
54.0
52.0
50.0
48.0
46.0
44.0
42.0
43.1 43.5 43.9 44.2 44.5 44.6 44.8 45.0 45.2 45.4 45.6 45.6 45.6 45.9 46.2 47.2 47.8 48.1 48.4 48.8 49.2 49.6 49.7 50.0 50.9 52.3 52.7 53.3 54.4 54.4 54.5 54.7 54.9 55.0 55.1 55.3 55.5 55.4 55.5 55.7 55.7 55.8 56.1 56.3 56.4 56.5
4 W/E 01/27/18
4 W/E 02/24/18
4 W/E 03/24/18
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/18/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 01/25/20
4 W/E 02/22/20
4 W/E 03/21/20
4 W/E 04/18/20
4 W/E 05/16/20
4 W/E 06/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 2/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21

Source: Nielsen Mega-Channel Data thru 7/17/21

Q2: Continued increases in retail availability & visibility


Store Count
22,120
23,155
Q2 2020
Q2 2021

2021 Guidance: ~23,750


Net New Stores
253
265
550
439
Qtr. Increase
YTD Increase
Q2 2020
Q2 2021


freshpet

2021 Guidance: +~1000 to 23,750


Fridge Upgrades
1,809
3,003
218
617
Total Operating
YTD New
Q2 2020
Q2 2021


freshpet

2021 Guidance: +~500 to 2,900


Second Fridges
1,586
3,108
779
631
Total Operating
YTD New
Q2 2020
Q2 2021


freshpet
freshpet

2021 Guidance: +~550 to 3,050

Source: Internal company data through 6/25/21

New fridge placements skew heavily to large and multi-fridge stores

Freshpet Fridge Fleet Distribution by Size
(US & Canada Stores)



8%
19%
60%
14%
Small
Medium
Large
2+ Chillers

New Fridge Installations by Size
(US & Canada)



2017
15%
23%
62%
2018
8%
21%
68%
2%
2019
4%
12%
65%
17%
1%
2020
2%
10%
53%
31%
4%
2021
2%
24%
41%
32%
1%
Small
Medium
Large
2 Chillers
3 Chillers

Source: Internal company data through 6/25/21

Q2 2021 Freshpet E-Com grew +46% vs. YA



instacart
SHIPT
28%
Last Mile Delivery
17%
Online Fresh Delivery
amazonfresh
Peapod
$6.2MM
55%
Click & Collect
Kroger
ClickList
Walmart Pickup-Grocery
From Home
petco
PETSMART

<u>5.6%</u>
2Q 21 mix of e-commerce sales

<u>83% of Sales</u>
Contribute to Brick & Mortar

Source: Internal company data for Q2 2021

H1 2021 Freshpet E-Com grew +86% vs. YA


instacart
SHIPT
29%
Last Mile Delivery
13%
Online Fresh Delivery
$6.2MM
58%
Click & Collect
amazonfresh
Peapod
Kroger ClickList
Walmart Pickup-Grocery
From Home
petco
PETSMART

5.9%
2Q 21 mix of e-commerce sales

87% of Sales
Contribute to Brick & Mortar

Source: Internal company data for 1H 2021

Partnership with Chewy.com began on July 7th

A Fresh Idea for Pets and Pet Parents

We are excited to announce our entry into the fresh and prepared pet food space with new selections from the segment's leading brand, Freshpet, and our premium proprietary brand, Tylee's. Our highly trained and best-in-class customer service team, coupled with our personalized search and discovery features, make Chewy the right platform to drive customer adoption in this category, given the increased level of education and awareness pet parents need when deciding among the many pet food options that are available today.

In Fresh, we developed (and patented) new sustainable packaging that allows us to preserve product quality throughout the delivery process. We are currently in Beta mode and will soon launch initial distribution in three geographies covering approximately 60 percent of Chewy's customer base, and we intend to grow both our fresh catalog and expand geographic distribution as we scale this business.

We are enthusiastic about the fresh and prepared foods category and the opportunity to serve new customers and expand assortment choices for our existing ones. With this launch, Fresh joins "Connect with a Vet" and our Compounding Pharmacy on the growing list of recently launched offerings that expand our total addressable market.

freshpet
VITAL
PIONEERING REAL FOOD™


VITAL
FRESH CUTS
VITAL
GRAIN FREE
VITAL
VITAL

chewy.com Q1 Letter to Shareholders

Chewy.com Shareholder Letter: https://s23.q4cdn.com/610444331/files/doc_financials/2021/q1/Q1-2021-Shareholder-Letter.pdf

Strong HH penetration growth despite out-of-stocks



Freshpet Penetration Growth
Total HH's
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
2,414,486
+21%
1,693,205
+28%
2,867,636
+19%
2,181,169
+29%
3,430,436
+20%
2,670,460
+22%
4,096,512
+19%
3,335,135
+25%
2018
2019
2020
2021
Total Penetration
Core Dog Penetration
Total Penetration Trendline
Core Dog Penetration Trendline

Source: Nielsen HH Panel for the period ending late June 2017-2021

Exceeded 4 MM HH's: On our way to 11 MM HH goal


Progress Towards 2025 Household Penetration Goal
6.90
4.10
Current HH Penetration
2025 Target HH Penetration

Source: Nielsen HH Panel for the period ending 6/19/21

Buying rate continues to grow despite out-of-stocks


Freshpet Buying Rate
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$99.29
+3%
$121.98
-1%
$108.04
+9%
$127.10
+4%
$113.40
+5%
$133.07
+5%
$127.54
+12%
$143.74
+8%
2018
2019
2020
2021
Total Buying Rate
Core Dog Buying Rate

Source: Nielsen HH Panel for the period ending late June 2017-2021 and company internal data

freshpet®

International Business

Canadian business accelerating behind advertising investment



Retail Sales
Leading Canadian Retail Customer Weekly Freshpet Sales
$100,000.00
$90,000.00
$80,000.00
$70,000.00
$60,000.00
$50,000.00
$40,000.00
$30,000.00
$20,000.00
$10,000.00
$-
201801
201804
201807
201810
201813
201816
201819
201822
201825
201828
201831
201834
201837
201840
201843
201846
201849
201852
201903
201906
201909
201912
201915
201918
201921
201924
201927
201930
201933
201936
201939
201942
201945
201948
201951
202001
202004
202007
202010
202013
202016
202019
202022
202025
202028
202031
202034
202037
202040
202043
202046
202049
202052
202103
202106
202109
202112
202115
202118
202121
202124
Last 4 weeks +37% vs. YA

Source: Retail data for the period ending 7/24/21

Freshpet's advertising-driven model works in the UK



Leading UK Retail Customer Sales by Week
Retail Sales
Last 4 weeks +51% vs. YA
£90,000
£80,000
£70,000
£60,000
£50,000
£40,000
£30,000
£20,000
£10,000
£0
1/27/2020 2/10/2020 2/24/2020 3/9/2020 3/23/2020 4/6/2020 4/20/2020 5/4/2020 5/18/2020 6/1/2020 6/15/2020 6/29/2020 7/13/2020 7/27/2020 8/10/2020 8/24/2020 9/7/2020 9/21/2020 10/5/2020 10/19/2020 11/2/2020 11/16/2020 11/30/2020 12/14/2020 12/28/2020 1/11/2021 1/25/2021 2/8/2021 2/22/2021 3/8/2021 3/22/2021 4/5/2021 4/19/2021 5/3/2021 5/17/2021 5/31/2021 6/14/2021 6/28/2021 7/12/2021
Regular
TV Spots
Panic Buying



Leading UK Retail Customer Sales by Week
Retail Sales
Latest 4 weeks +70% vs. YA
£25,000.00
£20,000.00
£15,000.00
£10,000.00
£5,000.00
£0.00
04 Feb 19 15 Apr 19 29 Jul 19 09 Sep 19 30 Sep 19 21 Oct 19 11 Nov 19 02 Dec 19 23 Dec 19 13 Jan 20 03 Feb 20 24 Feb 20 16 Mar 20 06 Apr 20 27 Apr 20 18 May 20 08 Jun 20 29 Jun 20 20 Jul 20 10 Aug 20 31 Aug 20 21 Sep 20 12 Oct 20 02 Nov 20 23 Nov 20 14 Dec 20 04 Jan 21 25 Jan 21 15 Feb 21 08 Mar 21 29 Mar 21 19 Apr 21 10 May 21 31 May 21 21 Jun 21 12 Jul 21
REGULAR
PANIC
TV

Source: Retail data for the period ending 7/24/21

freshpet®

Guidance

2021 Net Sales guidance raised

$ in Millions	Previous	New	Increase
Net Sales	**>$430**	**>$445**	**+$15**
vs. YA	+35%	+40%	
Adjusted EBITDA	**>$61**	**>$61**	--
vs. YA	+30%	+30%	

- **Inflation:** Adj. EBITDA guidance not raised due to increased costs from inflation and temporary operating inefficiencies; price increases announced for the end of this year
- **ERP Conversion**: Targeting a November implementation to coincide with equipment upgrades in Kitchens 1
- **COVID Addback**: Anticipating $2.0 million in COVID-related costs in 2021; we have rolled back supplemental compensation due to broadly available vaccines

Revised 2021 net sales guidance implies further acceleration in 2H


2021 Guidance
$150.1
31%
$202.0
35%
$202.0
34%
$168.7
29%
$228.0
35%
$243.0
44%
$318.8
30%
$430.0
35%
$445.0
40%
First Half
Second Half
Total
2020
2021 (Original Guidance)
2021 (>$445M Guidance)

Inflation and temporary operating inefficiencies will mute benefits from increased net sales guidance in H2

Key cost element	Chicken	Beef	Packaging	Labor	Freight
Potential cost impact	Priced annually in December; potential impact next year	Priced quarterly; assumed in plan	Floats with resin price; expect some impact in back half	Tight labor market; second wage increase in September	Assumed inflation but exceeding expectations

- Full year 2021 adjusted gross margin could be pressured and be slightly below previous year
- Announced plans to increase prices at the end of this year

On track for the cadence outlined in our guidance

Q1 Expectations

- ✓Moderating consumption growth due to out-of-stocks
- ✓Net sales in excess of consumption as we re-fill trade inventory – slight acceleration in growth rate from Q4
- ✓Adj. gross margin in line with Q4 due to higher staffing levels to drive higher throughput, beef costs, lost production due to storms and mix shift to bags
- ✓U. S. advertising investment delayed to allow for improved in-stocks– in line with previous year
- ✓Low new store additions until trade inventory is replenished in April

Q2 Expectations

- ✓Accelerating consumption growth behind improved retail conditions and strong advertising investment
- Shipment growth modestly in excess of consumption growth due to trade inventory re-fill
- ✓Lower cost per lb. of production (improved mix & higher throughput)
- ✓Incremental costs associated with disposals & incremental processing
- ✓Strong advertising investment
- ✓Resumption of Fridge placements as inventories are replenished

Q3 & Q4 Expectations

- Accelerating growth delivers stronger Q4 growth rate and net sales than Q3
- Shipment growth in excess of consumption growth due to short shipments in the YA
- Flat adj. gross margin due to higher labor and material costs
- Higher freight costs due to inflation and inability to allocate inventory to orders
- Continued heavy advertising investment
- Meaningful Fridge placements

COVID Impact & Addback

Q1 Results

- Includes $950K of COVID-related addbacks for supplemental wages to production team, incremental sanitation and health screening, and above normal absenteeism

Q2 Expectations

- Team members became eligible for vaccines on March 31, 2021
- Offered team members an incentive to provide documentation that they have successfully been vaccinated
  - 2 days of paid time off if vaccinated by June 1; 1 day of paid time off if vaccinated between June 1 and August 1
  - $25 gift card
  - Entered in drawing to win $1500
- Continuing all safety protocols, supplemental wages, testing/quarantine costs

Q3 Expectations

- Anticipated completion of COVID addback
- Final quarter of supplemental pay and compensation for testing/quarantine
- Likely to maintain screening and sanitation as an ongoing cost that we can absorb

Progress Towards Improved Retail Conditions

TDP's still growing but below last year's peak



Freshpet Total Distribution Points (TDP)
Nielsen Mega-Channel
COVID Crisis
850.0
800.0
750.0
700.0
650.0
600.0
550.0
619
626
632
633
633
639
644
645
641
635
635
657
684
681
683
678
674
691
702
711
718
727
734
746
758
785
705
735
780
814
826
824
796
803
802
775
679
641
678
727
728
745
778
4 W/E 04/21/18
4 W/E 05/19/18
4 W/E 06/16/18
4 W/E 07/14/18
4 W/E 08/11/18
4 W/E 09/08/18
4 W/E 10/06/18
4 W/E 11/03/18
4 W/E 12/01/18
4 W/E 12/29/18
4 W/E 01/26/19
4 W/E 02/23/19
4 W/E 03/23/19
4 W/E 04/20/19
4 W/E 05/18/19
4 W/E 06/15/19
4 W/E 07/13/19
4 W/E 08/10/19
4 W/E 09/07/19
4 W/E 10/05/19
4 W/E 11/02/19
4 W/E 11/30/19
4 W/E 12/28/19
4 W/E 1/25/20
4 W/E 2/22/20
4 W/E 3/21/20
4 W/E 4/18/20
4 W/E 5/16/20
4 W/E 6/13/20
4 W/E 07/11/20
4 W/E 08/08/20
4 W/E 09/05/20
4 W/E 10/03/20
4 W/E 10/31/20
4 W/E 11/28/20
4 W/E 12/26/20
4 W/E 1/23/21
4 W/E 02/20/21
4 W/E 03/27/21
4 W/E 04/24/21
4 W/E 05/22/21
4 W/E 06/19/21
4 W/E 07/17/21

Source: Nielsen Mega-Channel Data thru 7/17/21

Out-of-stocks are improving



Freshpet Consumer Comments: Out-of-stock & Can't find
1200
1000
800
600
400
200
0
07/26/2020
08/02/2020
08/09/2020
08/16/2020
08/23/2020
08/30/2020
09/06/2020
09/13/2020
09/20/2020
09/27/2020
10/04/2020
10/11/2020
10/18/2020
10/25/2020
11/01/2020
11/08/2020
11/15/2020
11/22/2020
11/29/2020
12/06/2020
12/13/2020
12/20/2020
12/27/2020
01/03/2021
01/10/2021
01/17/2021
01/24/2021
01/31/2021
02/07/2021
02/14/2021
02/21/2021
02/28/2021
03/07/2021
03/14/2021
3/21/2021
3/28/2021
4/4/2021
4/11/2021
4/18/2021
4/25/2021
5/2/2021
5/9/2021
5/16/2021
5/23/2021
5/30/2021
6/6/2021
6/13/2021
6/20/2021
6/27/2021
7/4/2021
7/11/2021
7/18/2021
Out of Stock/Can't Find

Source: Internal company data

Strong production supports robust growth vs. YA


Freshpet Pounds Produced -- 2021
(growth vs. YA)
25%
Winter storms
0%
36%
45%
41%
46%
32%*
January
February
March
April
May
June
July (est)

*Shut down lines for 3 days to perform maintenance over 4th of July holiday

Outside of holidays and snowstorms, production is in excess of consumption every week this year



Production vs. Consumption
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
11/4/2020
12/4/2020
1/4/2021
2/4/2021
3/4/2021
4/4/2021
5/4/2021
6/4/2021
7/4/2021
Winter Storm Orlena
Easter holiday
4th of July Holiday
Winter Storm Uri (Kitchens South)
Memorial Day holiday
Total Weekly Retail $ Value (incl. treats) Production
Nielsen Mega-Channel Consumption

Source: Nielsen Mega-Channel Data thru 7/24/21 and internal company data

freshpet®

Projects to Increase Capacity

Freshpet Academy: Pathway to Shared Success

Growing our talent



LEVEL 100
Equity: $2,000
3-5 months
+$3.00
LEVEL 200
Equity: $2,000
4-8 months
+$3.50
LEVEL 300
Equity: $2,000
7-18 months
+$2.25
LEVEL 400
Equity: $3,000
18 months
+$1.75
LEVEL 500
Equity: $4,000
27 months
+$1.25
LEVEL 600
Equity: $5,000
36months
Increasing skills

Shifting the mix



1%
Level 600
3%
Level 500
6%
Level 400
10%
Level 300
20%
Level 200
60%
Level 100
3%
Level 600
12%
Level 500
20%
Level 400
50%
Level 300
10%
Level 200
5%
Level 100
Current Freshpet Academy Split
Future Freshpet Academy Split

Steady increases in production capacity throughout 2021


Freshpet Annualized Production Capacity
2021
Successfully started up rolls in Kitchens 2.0
24/4 operation on both lines in Kitchens 2.0
24/7 operation on bags in Kitchens 2.0
Began July 12th
Kitchens 2.0 rolls line to 24/7
Line 2 in Kitchens South
Begins Q3 with output in Q4
Line 3 in Kitchens South- begins Q4 with output in Q1
$590
$390
$610
$490
$710
$560
$760
$660
Q1
Q2
Q3
Q4
Equipment Capacity ($ million/year)
Staffed Capacity ($ million/year)

Key capacity projects remain on track


= new technology
= current technology
Bethlehem Engineering Team
Kitchens 2.0
Ennis Engineering Team
Under construction
Ennis Phase 1
Planning begun
Ennis Phase 2
Kitchens South Engineering Team
Line 1
Under construction
Line 2
Design begun
Building 2
Line 3
Under construction
2019
2020
2021
2022
2023
2024
2025

Key efficiency improvement projects underway


Higher Throughput Lines
Kitchens 2.0
Under construction
Ennis: 3 lines
Under construction
South Lines 2-3
= new technology
= current technology
Automation in Kitchens 1.0
Awaiting equipment
RM 1 Automation
Higher capacity/lower capital lines
Planning begun
Building 2
Planning begun
Ennis Phase 2
Second DC
Testing begun
Dallas DC
2020
2021
2022
2023
2024
2025

Almost $2 billion in net sales production capacity by 2025



Freshpet Capacity
Net Sales Potential
Opens in 2023
Won't commit until 2022
Pulled forward one quarter
$300
$300
$50
$350
$260
$610
$150
$760
$400
$1,160
$300
$1,460
$500
$1,960
Kitchens 1.0
South Line #1
Kitchens 2.0 & Innovation Line
South Lines #2 & #3
Ennis Phase 1
Kitchens South Bldg. 2
Ennis Phase 2
New Capacity
Cumulative Capacity

Kitchens 2.0 will be 24/7 on all lines by end of Q3


landfill free
powered by wind
carbon emissions offset

Kitchens 3.0 in Ennis, TX: Construction is on track for a Q2 2022 start-up


freshpet

Kitchens 3.0 will include all the technical advances found in Kitchens 2.0 with additional improvements designed to increase throughput, improve quality and safety, and enhance the environmental sustainability of the facility


Freshpet Kitchen in Ennis, TX
July 16, 2021

"Feed the Growth" creates scale and leverage through accelerated growth rate


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in COGS & SG&A
Drive Efficiencies
freshpet
FEED THE GROWTH
11 MILLION HH BY 2025

freshpet®

FEED THE GROWTH

11 MILLION HH BY 2025

Appendix

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
Gross Profit	$ 43,091	$ 33,933	$ 79,405	$ 65,723
Depreciation expense	4,021	2,550	7,821	4,294
Plant start-up expense (a)	1,130	725	2,973	1,192
Non-cash share-based compensation	1,203	493	1,913	941
COVID-19 expense (b)	681	1,546	1,634	1,763
Adjusted Gross Profit	**$ 50,126**	**$ 39,248**	**$ 93,746**	**$ 73,914**
Adjusted Gross Profit as a % of Net Sales	46.1%	49.1%	46.4%	49.3%

(a)Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.

(b)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in cost of goods sold.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
SG&A expenses	$ 49,557	$ 33,702	$ 95,589	$ 68,378
Depreciation and amortization expense	3,633	2,891	6,922	5,600
Non-cash share-based compensation	5,487	1,793	10,857	3,523
Launch expense (a)	1,018	686	1,749	1,642
Loss on disposal of equipment	46	34	106	36
Equity offering expenses (b)	(125)	—	—	58
Enterprise Resource Planning (c)	247	129	850	402
COVID-19 expense (d)	—	96	5	96
Adjusted SG&A Expenses	**$ 39,251**	**$ 28,073**	**$ 75,100**	**$ 57,020**
Adjusted SG&A Expenses as a % of Net Sales	36.1%	35.1%	37.2%	38.0%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.

(b)Represents fees associated with public offerings of our common stock.

(c)Represents implementation and other costs associated with the implementation of an ERP system.

(d)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic, included in SG&A.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET INCOME (LOSS) AND ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,	
	2021	2020	2021	2020
	(Dollars in thousands)			
Net (loss) income	$ (7,475)	$ 153	$ (18,364)	$ (3,437)
Depreciation and amortization	7,654	5,441	14,743	9,894
Interest expense	654	80	1,556	784
Income tax expense	16	22	32	43
EBITDA	**$ 849**	**$ 5,696**	**$ (2,033)**	**$ 7,284**
Loss on equity method investment	$ 337	$ -	$ 585	$ -
Loss on disposal of equipment	46	34	106	36
Non-cash share-based compensation	6,690	2,286	12,770	4,464
Launch expense (a)	1,018	686	1,749	1,642
Plant start-up expense (b)	1,130	725	2,973	1,192
Equity offering expenses (c)	(125)	—	—	58
Enterprise Resource Planning (d)	247	129	850	402
COVID-19 expense (e)	681	1,642	1,639	1,859
Adjusted EBITDA	**$ 10,873**	**$ 11,199**	**$ 18,639**	**$ 16,938**
Adjusted EBITDA as a % of Net Sales	10.0%	14.0%	9.2%	11.3%

(a)Represents new store marketing allowance of $1,000 for each store added to our distribution network, as well as the non-capitalized freight costs associated with Freshpet Fridge replacements. The expense enhances the overall marketing spend to support our growing distribution network.
(b)Represents additional operating costs incurred in connection with the start-up of our new manufacturing lines as part of the Freshpet Kitchens expansion projects.
(c)Represents fees associated with public offerings of our common stock.
(d)Represents implementation and other costs associated with the implementation of an ERP system.
(e)Represents COVID-19 expenses including (i) costs incurred to protect the health and safety of our employees during the COVID-19 pandemic, (ii) temporary increased compensation expense to ensure continued operations during the pandemic, and (iii) costs related to mitigating potential supply chain disruptions during the pandemic.